UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10067

Eaton Vance Variable Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders

Annual Report December 31, 2005

EATON VANCE
VT
FLOATING-
RATE
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the year ended December 31, 2005

•                  The Fund distributed $0.402 in income dividends during the year ended December 31, 2005. Based on a $10.08 net asset value on December 31, 2005, the Fund had a distribution rate of 4.82%.(1) The Fund’s SEC 30-day yield at December 31, 2005 was 4.81%.(2)

•                  The Fund had a total return of 3.86% during the year ended December 31, 2005.(3) That return was the result of a decrease in net asset value per share to $10.08 on December 31, 2005 from $10.10 on December 31, 2004 and the reinvestment of all dividends.

•                  For comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged loan market index – had a return of 5.06% for the year ended December 31, 2005.(4)

Investment Environment

•                  Loan market fundamentals remained relatively strong during the fiscal year ended December 31, 2005. Despite historically low credit spreads, default rates remained below historical averages. Technical factors, meanwhile, have also been favorable. Demand outstripped supply for much of the period; however, in recent months, increasing supply has brought demand/supply into better balance.

•                  The Federal Reserve continued to push short-term interest rates higher, raising its Federal Funds rate – a short-term interest rate benchmark – by 25 basis points (0.25%) on eight occasions during the year ended December 31, 2005. With their interest rate reset provisions, floating-rate loans have historically generated higher income returns in response to increases in the short-term interest rate level.

The Fund’s Investments

•                  The Fund’s investment objective is to provide a high level of current income. To do so, the Fund invests primarily in income producing, floating rate loans and other floating rate debt securities.

•                  The Fund’s investments included 254 borrowers at December 31, 2005, ranging across 35 different industries. The Fund’s average loan size was just 0.35% of net assets, and no industry constituted more than 6% of the Fund. Building and development (including manufacturers of building products and companies that manage/own apartments, shopping malls and commercial office buildings, among others), chemicals and plastics, health care, telecommunications and containers and glass were the Fund’s largest industry weightings.*

•                  The loan market performed well, as short-term interest rates rose throughout the fiscal year. The London-Interbank Offered Rate (LIBOR) – the benchmark over which loan interest rates are typically set – kept pace with the Federal Reserve’s rate hikes; and, yield spreads narrowed to just below their historical range.

•                  In the wake of Hurricanes Katrina and Rita, management identified several companies that were directly impacted by the storms. While these loans suffered very little price impact, management nonetheless reduced exposure to the hardest-hit companies, generally at prices above par. The hurricanes had little initial overall impact on the Fund.

•                  We continued to emphasize the importance of rigorous credit selection, discipline and careful monitoring. We believe that the difference in performance between the Fund and the S&P/LSTA Leveraged Loan Index was the result of our more defensive stance versus this unmanaged Index; a stance, we believe, that may produce higher and more stable risk-adjusted total returns over time.(4)

* Holdings and industry weightings are subject to change due to active management.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(2) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

(3)There is no sales charge. Insurance-related charges are not included in calculations of returns. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. Insurance-related sales charges are not included in calculations of returns. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance(1)

Average Annual Total Return (at net asset value)

One Year	3.86%
Life of Fund (5/2/01)	2.40

(1) The Fund has no sales charge. Returns do not include insurance-related charges.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund Allocations(2)

By total investments

(2) Fund Allocations are shown as a percentage of total investments as of December 31, 2005. Allocations may not be representative of current or future investments and are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eatan Vance VT Floating-Rate Income Fund vs. the S&P/LSTA Leveraged Loan Index*

May 31, 2001 – December 31, 2005

* Sources: Thomson Financial; Bloomberg, L.P.; Fund operations commenced 5/2/01.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Because Index is based on month-end data, chart begins on 5/31/01.

Diversification by Industries(3)

By total investments

Building & Development	5.9%
Chemicals & Plastics	5.2
Telecommunications	5.1
Health Care	4.7
Containers & Glass Products	4.6
Publishing	4.5
Cable & Satellite Television	4.3
Leisure Goods/Activities/Movies	3.9
Radio & Television	3.7
Lodging & Casinos	3.5
Retailers (Except Food & Drug)	3.3
Business Equip. & Services	3.1
Aerospace & Defense	3.1
Food Products	3.1
Utilities	2.9
Oil & Gas	2.8
Forest Products	2.8
Conglomerates	2.8
Automotive	2.7%
Financial Intermediaries	2.7
Electronics/Electrical	2.6
Nonferrous Metals/Minerals	1.7
Food Service	1.6
Beverage & Tobacco	1.5
Industrial Equipment	1.3
Home Furnishings	1.3
Equipment Leasing	1.2
Food/Drug Retailers	1.2
Insurance	1.1
Ecological Services & Equip.	1.0
Rail Industries	0.7
Farming/Agriculture	0.4
Drugs	0.4
Cosmetics/Toiletries	0.3
Air Transport	0.3
Surface Transport	0.2

(3) Reflects the Fund’s investments as of December 31, 2005. Industries are shown as a percentage of the Fund’s total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including transaction costs; management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 – December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as insurance-related charges, sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance VT Floating-Rate Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)

Actual
	$1,000.00	$1,022.60	$6.37

Hypothetical
(5% return before expenses)
	$1,000.00	$1,018.90	$6.36

*    Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 87.4%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 3.0%
Delta Air Lines, Inc.
$250,000	Term Loan, 11.01%, Maturing March 27, 2008	$259,583
Dresser Rand Group, Inc.
687,639	Term Loan, 6.28%, Maturing October 29, 2011	699,566
DRS Technologies, Inc.
226,344	Term Loan, 5.94%, Maturing November 4, 2010	228,466
Hexcel Corp.
452,222	Term Loan, 5.88%, Maturing March 1, 2012	456,744
K&F Industries, Inc.
395,614	Term Loan, 6.28%, Maturing November 18, 2012	400,374
Mid-Western Aircraft Systems, Inc.
398,000	Term Loan, 6.78%, Maturing December 31, 2011	403,929
Transdigm, Inc.
490,000	Term Loan, 6.58%, Maturing July 22, 2010	496,814
		$2,945,476
Air Transport — 0.3%
United Airlines, Inc.
$250,000	DIP Loan, 0.00%, Maturing March 31, 2006(2)	$251,562
		$251,562
Automotive — 2.6%
Accuride Corp.
$385,252	Term Loan, 6.55%, Maturing January 31, 2012	$388,904
Affina Group, Inc.
281,914	Term Loan, 7.10%, Maturing November 30, 2011	279,870
Dayco Products, LLC
147,224	Term Loan, 5.94%, Maturing June 23, 2011	148,604
Exide Technologies, Inc.
83,895	Term Loan, 9.38%, Maturing May 5, 2010	84,315
83,982	Term Loan, 9.38%, Maturing May 5, 2010	84,402
Federal-Mogul Corp.
350,000	Term Loan, 8.14%, Maturing December 9, 2006	350,875
TI Automotive, Ltd.
69,841	Term Loan, 7.94%, Maturing June 30, 2011	69,143
Trimas Corp.
267,439	Term Loan, 8.02%, Maturing December 31, 2009	270,114
TRW Automotive, Inc.
148,875	Term Loan, 6.00%, Maturing October 31, 2010	149,545
411,969	Term Loan, 5.25%, Maturing June 30, 2012	414,061
United Components, Inc.
346,187	Term Loan, 7.28%, Maturing June 30, 2010	350,947
		$2,590,780

Principal Amount	Borrower/Tranche Description	Value
Beverage and Tobacco — 1.4%
Constellation Brands, Inc.
$313,111	Term Loan, 5.66%, Maturing November 30, 2011	$316,927
Culligan International Co.
346,500	Term Loan, 6.87%, Maturing September 30, 2011	351,264
National Dairy Holdings, L.P.
397,000	Term Loan, 7.39%, Maturing March 15, 2012	399,233
Southern Wine & Spirits of America, Inc.
338,688	Term Loan, 6.03%, Maturing May 31, 2012	342,075
		$1,409,499
Building and Development — 5.7%
Biomed Realty, L.P.
$295,000	Term Loan, 6.54%, Maturing May 31, 2010	$295,737
Epco/Fantome, LLC
250,000	Term Loan, 7.90%, Maturing November 23, 2010	250,000
General Growth Properties, Inc.
698,961	Term Loan, 6.35%, Maturing November 12, 2008	704,670
Kyle Acquisition Group, LLC
300,000	Term Loan, 6.50%, Maturing July 20, 2010	301,687
Landsource Communities, LLC
251,000	Term Loan, 6.88%, Maturing March 31, 2010	253,745
Lion's Gables Realty Limited
234,342	Term Loan, 6.19%, Maturing September 30, 2006	235,587
LNR Property Corp.
342,990	Term Loan, 7.27%, Maturing February 3, 2008	344,812
LNR Property Holdings
75,000	Term Loan, 8.77%, Maturing February 3, 2008	75,750
Mueller Group, Inc.
249,375	Term Loan, 6.54%, Maturing October 3, 2012	252,737
Newkirk Master, L.P.
316,514	Term Loan, 6.05%, Maturing August 11, 2008	319,184
Nortek, Inc.
325,875	Term Loan, 6.95%, Maturing August 27, 2011	329,174
Ply Gem Industries, Inc.
24,513	Term Loan, 6.16%, Maturing February 12, 2011	24,666
141,817	Term Loan, 6.40%, Maturing February 12, 2011	142,704
St. Marys Cement, Inc.
343,000	Term Loan, 6.53%, Maturing December 4, 2010	348,359
Stile Acquisition Corp.
327,246	Term Loan, 6.43%, Maturing April 6, 2013	324,366
Stile U.S. Acquisition Corp.
327,804	Term Loan, 6.43%, Maturing April 6, 2013	324,918
Sugarloaf Mills, L.P.
400,000	Term Loan, 6.12%, Maturing April 7, 2007	402,000

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
TE / Tousa Senior, LLC
$200,000	Term Loan, 7.94%, Maturing July 29, 2008	$201,750
Tru 2005 Re Holding Co.
450,000	Term Loan, 7.46%, Maturing December 9, 2008	449,344
		$5,581,190
Business Equipment and Services — 3.0%
Affinion Group, Inc.
$229,535	Term Loan, 7.10%, Maturing October 17, 2012	$226,307
Buhrmann US, Inc.
295,500	Term Loan, 6.20%, Maturing December 31, 2010	300,056
DynCorp International, LLC
104,475	Term Loan, 7.13%, Maturing February 11, 2011	105,084
Iron Mountain, Inc.
537,052	Term Loan, 6.19%, Maturing April 2, 2011	542,003
198,000	Term Loan, 6.71%, Maturing April 2, 2011	199,609
N.E.W. Holdings I, LLC
271,296	Term Loan, 6.52%, Maturing July 1, 2011	275,195
Sungard Data Systems, Inc.
1,288,525	Term Loan, 6.81%, Maturing February 11, 2013	1,298,524
		$2,946,778
Cable and Satellite Television — 4.2%
Adelphia Communications Corp.
$288,471	DIP Loan, 6.31%, Maturing March 31, 2006	$289,913
Atlantic Broadband Finance, LLC
350,000	Term Loan, 7.20%, Maturing September 1, 2011	355,031
Bresnan Communications, LLC
300,000	Term Loan, 7.83%, Maturing March 31, 2010	303,375
Persona Communications
344,750	Term Loan, 7.53%, Maturing July 30, 2011	349,706
Charter Communications Operating, LLC
1,034,442	Term Loan, 7.50%, Maturing April 27, 2011	1,038,362
Insight Midwest Holdings, LLC
343,000	Term Loan, 6.56%, Maturing December 31, 2009	347,824
MCC Iowa, LLC
308,000	Term Loan, 5.76%, Maturing March 31, 2010	307,725
Mediacom Illinois, LLC
198,000	Term Loan, 6.57%, Maturing March 31, 2013	200,908
NTL, Inc.
300,000	Term Loan, 7.14%, Maturing April 13, 2012	301,525
UGS Corp.
373,177	Term Loan, 7.28%, Maturing March 31, 2012	378,308
UPC Broadband Holdings B.V.
210,000	Term Loan, 6.80%, Maturing September 30, 2012	212,156
		$4,084,833

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics — 5.0%
Basell Af S.A.R.L.
$125,000	Term Loan, 6.91%, Maturing August 1, 2013	$127,168
25,000	Term Loan, 6.91%, Maturing August 1, 2013	25,350
125,000	Term Loan, 6.82%, Maturing August 1, 2014	127,168
25,000	Term Loan, 7.24%, Maturing August 1, 2014	25,386
Brenntag AG
250,000	Term Loan, 7.83%, Maturing February 27, 2012	250,792
Celanese Holdings, LLC
277,900	Term Loan, 6.53%, Maturing April 6, 2011	281,061
Hercules, Inc.
393,748	Term Loan, 5.88%, Maturing October 8, 2010	398,768
Huntsman International, LLC
578,413	Term Loan, 6.12%, Maturing August 16, 2012	582,073
Innophos, Inc.
284,075	Term Loan, 6.71%, Maturing August 13, 2010	287,626
Invista B.V.
98,582	Term Loan, 6.13%, Maturing April 29, 2011	99,629
229,409	Term Loan, 6.69%, Maturing April 29, 2011	231,846
Kraton Polymer, LLC
255,367	Term Loan, 7.02%, Maturing December 23, 2010	259,037
Mosaic Co.
198,500	Term Loan, 5.95%, Maturing February 21, 2012	200,386
Nalco Co.
925,338	Term Loan, 6.32%, Maturing November 4, 2010	938,467
PQ Corp.
397,995	Term Loan, 5.91%, Maturing February 11, 2012	402,804
Rockwood Specialties Group, Inc.
407,950	Term Loan, 6.22%, Maturing December 10, 2012	412,826
Solo Cup Co.
297,706	Term Loan, 7.03%, Maturing February 27, 2011	300,187
		$4,950,574
Conglomerates — 2.7%
Amsted Industries, Inc.
$523,785	Term Loan, 6.68%, Maturing October 15, 2010	$532,296
Goodman Global Holdings, Inc.
84,516	Term Loan, 6.38%, Maturing December 23, 2011	85,801
Jarden Corp.
114,347	Term Loan, 6.28%, Maturing January 24, 2012	114,776
199,102	Term Loan, 6.53%, Maturing January 24, 2012	200,240
Johnson Diversey, Inc.
407,452	Term Loan, 6.80%, Maturing December 16, 2011	411,679
Polymer Group, Inc.
275,000	Term Loan, 6.77%, Maturing November 22, 2012	277,922
PP Acquisition Corp.
332,584	Term Loan, 6.56%, Maturing November 12, 2011	331,060

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Conglomerates (continued)
Rexnord Corp.
$508,773	Term Loan, 6.15%, Maturing December 31, 2011	$515,345
Roper Industries, Inc.
135,455	Term Loan, 5.48%, Maturing December 13, 2009	135,991
		$2,605,110
Containers and Glass Products — 4.5%
Berry Plastics Corp.
$471,678	Term Loan, 6.45%, Maturing December 2, 2011	$477,820
BWAY Corp.
152,059	Term Loan, 6.56%, Maturing June 30, 2011	153,865
Dr. Pepper/Seven Up Bottling Group, Inc.
290,102	Term Loan, 6.20%, Maturing December 19, 2010	294,490
Graham Packaging Holdings Co.
509,850	Term Loan, 6.48%, Maturing October 7, 2011	516,422
Graphic Packaging International, Inc.
482,443	Term Loan, 6.60%, Maturing August 8, 2010	488,895
IPG (US), Inc.
345,625	Term Loan, 6.13%, Maturing July 28, 2011	350,665
JSG Acquisitions
195,000	Term Loan, 7.11%, Maturing December 31, 2013	194,902
195,000	Term Loan, 7.61%, Maturing December 13, 2014	194,902
Kranson Industries, Inc.
49,250	Term Loan, 7.28%, Maturing July 30, 2011	49,866
Owens-Illinois, Inc.
500,000	Term Loan, 6.10%, Maturing April 1, 2007	502,708
91,983	Term Loan, 6.15%, Maturing April 1, 2008	92,702
Pregis Corp.
299,250	Term Loan, 6.37%, Maturing October 12, 2011	301,806
Smurfit-Stone Container Corp.
42,866	Term Loan, 2.35%, Maturing November 1, 2010	43,315
450,544	Term Loan, 6.69%, Maturing November 1, 2011	455,261
249,834	Term Loan, 6.69%, Maturing November 1, 2011	252,450
		$4,370,069
Cosmetics/Toiletries — 0.3%
Prestige Brands, Inc.
$294,750	Term Loan, 6.31%, Maturing April 7, 2011	$297,820
		$297,820
Drugs — 0.4%
Warner Chilcott Corp.
$95,634	Term Loan, 7.28%, Maturing January 18, 2012	$95,677
44,180	Term Loan, 7.28%, Maturing January 18, 2012	44,200

Principal Amount	Borrower/Tranche Description	Value
Drugs (continued)
$237,335	Term Loan, 7.28%, Maturing January 18, 2012	$237,441
		$377,318
Ecological Services and Equipment — 0.9%
Alderwoods Group, Inc.
$86,789	Term Loan, 6.25%, Maturing September 29, 2009	$87,793
Allied Waste Industries, Inc.
221,984	Term Loan, 6.18%, Maturing January 15, 2012	223,447
86,184	Term Loan, 6.59%, Maturing January 15, 2012	86,747
Envirocare of Utah, LLC
259,091	Term Loan, 6.95%, Maturing April 15, 2010	262,707
Environmental Systems, Inc.
251,845	Term Loan, 5.55%, Maturing December 12, 2008	256,646
		$917,340
Electronics/Electrical — 2.5%
AMI Semiconductor, Inc.
248,748	Term Loan, 5.89%, Maturing April 1, 2012	$250,406
Aspect Software, Inc.
250,000	Term Loan, 6.56%, Maturing September 22, 2010	253,125
Avago Technologies Finance PTE
250,000	Term Loan, 6.82%, Maturing December 1, 2012	251,484
Fairchild Semiconductor Corp.
442,884	Term Loan, 6.31%, Maturing December 31, 2010	446,205
Invensys International Holdings Ltd.
197,586	Term Loan, 7.79%, Maturing September 4, 2009	200,994
Rayovac Corp.
447,622	Term Loan, 6.44%, Maturing February 7, 2012	450,887
Security Co., Inc.
98,501	Term Loan, 9.25%, Maturing June 30, 2010	99,240
Telcordia Technologies, Inc.
474,125	Term Loan, 6.64%, Maturing September 15, 2012	470,273
		$2,422,614
Equipment Leasing — 1.1%
Ashtead Group, PLC
$198,000	Term Loan, 6.13%, Maturing November 12, 2009	$199,691
The Hertz Corp.
48,182	Term Loan, 0.00%, Maturing December 21, 2012(2)	48,841
41,111	Term Loan, 5.88%, Maturing December 21, 2012	41,673
280,707	Term Loan, 8.50%, Maturing December 21, 2012	284,544
United Rentals, Inc.
91,876	Term Loan, 6.03%, Maturing February 14, 2011	92,979
451,342	Term Loan, 6.03%, Maturing February 14, 2011	456,758
		$1,124,486

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Farming/Agriculture — 0.4%
Central Garden & Pet Co.
$395,965	Term Loan, 5.57%, Maturing May 15, 2009	$401,657
		$401,657
Financial Intermediaries — 2.6%
AIMCO Properties, L.P.
$125,000	Term Loan, 6.03%, Maturing November 2, 2009	$126,758
600,000	Term Loan, 6.23%, Maturing November 2, 2009	609,188
Corrections Corp. of America
496,250	Term Loan, 6.02%, Maturing March 31, 2008	504,004
Fidelity National Information Solutions, Inc.
528,000	Term Loan, 6.11%, Maturing March 9, 2013	530,728
Geo Group, Inc.
299,250	Term Loan, 5.77%, Maturing September 14, 2011	301,868
The Macerich Partnership, L.P.
500,000	Term Loan, 5.81%, Maturing April 25, 2010	503,229
		$2,575,775
Food Products — 3.0%
Acosta, Inc.
$400,000	Term Loan, 6.60%, Maturing December 6, 2012	$404,500
American Seafoods Group, LLC
493,750	Term Loan, 6.28%, Maturing September 30, 2011	500,848
BF Bolthouse Holdco, LLC
200,000	Term Loan, 8.75%, Maturing December 16, 2012	203,208
Chiquita Brands, LLC
298,500	Term Loan, 6.38%, Maturing June 28, 2012	301,983
Dole Food Company, Inc.
177,555	Term Loan, 6.06%, Maturing April 18, 2012	178,461
Michael Foods, Inc.
319,463	Term Loan, 6.66%, Maturing November 21, 2010	323,922
Nash-Finch Co.
198,843	Term Loan, 6.69%, Maturing November 12, 2010	200,334
Pinnacle Foods Holdings Corp.
313,515	Term Loan, 7.32%, Maturing November 25, 2010	317,982
Reddy Ice Group, Inc.
500,000	Term Loan, 5.87%, Maturing August 9, 2012	505,157
		$2,936,395
Food Service — 1.6%
AFC Enterprises, Inc.
$258,700	Term Loan, 6.81%, Maturing May 11, 2011	$261,934
Burger King Corp.
298,500	Term Loan, 6.31%, Maturing June 30, 2012	302,441

Principal Amount	Borrower/Tranche Description	Value
Food Service (continued)
Domino's, Inc.
$262,794	Term Loan, 6.06%, Maturing June 25, 2010	$266,025
Jack in the Box, Inc.
343,875	Term Loan, 5.69%, Maturing January 8, 2011	347,529
Weight Watchers International, Inc.
343,000	Term Loan, 6.25%, Maturing March 31, 2010	347,573
		$1,525,502
Food/Drug Retailers — 1.1%
General Nutrition Centers, Inc.
$84,358	Term Loan, 7.39%, Maturing December 7, 2009	$85,518
Giant Eagle, Inc.
200,000	Term Loan, 6.35%, Maturing November 7, 2012	201,063
Roundy's, Inc.
350,000	Term Loan, 7.33%, Maturing November 3, 2011	348,425
The Jean Coutu Group (PJC), Inc.
484,221	Term Loan, 6.50%, Maturing July 30, 2011	489,433
		$1,124,439
Forest Products — 2.7%
Appleton Papers, Inc.
$278,966	Term Loan, 6.58%, Maturing June 11, 2010	$281,930
Boise Cascade Holdings, LLC
388,821	Term Loan, 6.26%, Maturing October 29, 2011	394,410
Buckeye Technologies, Inc.
229,243	Term Loan, 6.19%, Maturing March 15, 2008	231,010
NewPage Corp.
498,750	Term Loan, 7.56%, Maturing May 2, 2011	504,984
RLC Industries Co.
435,909	Term Loan, 6.03%, Maturing February 24, 2010	438,088
Xerium Technologies, Inc.
796,000	Term Loan, 6.70%, Maturing November 19, 2011	801,224
		$2,651,646
Healthcare — 4.6%
Colgate Medical, Ltd.
$49,402	Term Loan, 5.68%, Maturing December 30, 2008	$49,896
Community Health Systems, Inc.
438,678	Term Loan, 6.16%, Maturing August 19, 2011	444,755
Concentra Operating Corp.
250,000	Term Loan, 6.62%, Maturing September 30, 2011	253,333
Conmed Corp.
160,206	Term Loan, 6.62%, Maturing December 31, 2007	162,209

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Davita, Inc.
$723,188	Term Loan, 6.73%, Maturing October 5, 2012	$733,784
Encore Medical IHC, Inc.
225,901	Term Loan, 7.46%, Maturing October 4, 2010	228,443
Healthsouth Corp.
248,750	Term Loan, 6.89%, Maturing June 14, 2007	250,072
Kinetic Concepts, Inc.
455,590	Term Loan, 6.28%, Maturing August 11, 2010	460,336
Leiner Health Products, Inc.
236,319	Term Loan, 7.70%, Maturing May 27, 2011	239,347
Lifepoint Hospitals, Inc.
771,903	Term Loan, 6.19%, Maturing April 15, 2012	777,370
Magellan Health Services, Inc.
97,222	Term Loan, 4.19%, Maturing August 15, 2008	98,316
121,528	Term Loan, 6.74%, Maturing August 15, 2008	122,895
Select Medical Holding Corp.
299,246	Term Loan, 6.12%, Maturing February 24, 2012	299,724
Sybron Dental Management, Inc.
100,585	Term Loan, 6.23%, Maturing June 6, 2009	101,465
VWR International, Inc.
241,533	Term Loan, 6.69%, Maturing April 7, 2011	245,232
		$4,467,177
Home Furnishings — 1.2%
Knoll, Inc.
$139,650	Term Loan, 6.53%, Maturing October 3, 2012	$141,505
National Bedding Company, LLC
300,000	Term Loan, 6.17%, Maturing August 31, 2011	302,775
Sealy Mattress Co.
431,540	Term Loan, 6.13%, Maturing April 6, 2012	436,732
Simmons Co.
319,695	Term Loan, 5.87%, Maturing December 19, 2011	323,341
		$1,204,353
Industrial Equipment — 1.2%
Alliance Laundry Holdings, LLC
177,000	Term Loan, 5.86%, Maturing January 27, 2012	$179,655
Douglas Dynamics Holdings, Inc.
299,247	Term Loan, 6.28%, Maturing December 16, 2010	301,491
Flowserve Corp.
241,042	Term Loan, 6.36%, Maturing August 10, 2012	244,243
MTD Products, Inc.
496,222	Term Loan, 6.06%, Maturing June 1, 2010	500,564
		$1,225,953

Principal Amount	Borrower/Tranche Description	Value
Insurance — 1.1%
Conseco, Inc.
280,917	Term Loan, 6.28%, Maturing June 22, 2010	$283,258
Hilb, Rogal & Hobbs Co.
636,448	Term Loan, 5.88%, Maturing June 30, 2007	644,006
U.S.I. Holdings Corp.
104,213	Term Loan, 6.80%, Maturing August 11, 2008	104,668
		$1,031,932
Leisure Goods/Activities/Movies — 3.8%
AMF Bowling Worldwide, Inc.
202,247	Term Loan, 7.28%, Maturing August 27, 2009	$204,080
Cinemark, Inc.
393,000	Term Loan, 6.53%, Maturing March 31, 2011	398,207
Loews Cineplex Entertainment Corp.
448,085	Term Loan, 6.45%, Maturing July 30, 2011	450,955
Metro-Goldwyn-Mayer Holdings, Inc.
880,000	Term Loan, 6.78%, Maturing April 8, 2012	886,900
Regal Cinemas Corp.
381,061	Term Loan, 6.53%, Maturing November 10, 2010	385,771
Riddell Bell Holdings, Inc.
248,115	Term Loan, 7.03%, Maturing September 30, 2011	252,096
Six Flags Theme Parks, Inc.
459,901	Term Loan, 6.67%, Maturing June 30, 2009	465,979
Universal City Development Partners, Ltd.
346,500	Term Loan, 7.28%, Maturing June 9, 2011	351,048
WMG Acquisition Corp.
318,917	Term Loan, 6.41%, Maturing February 28, 2011	322,676
		$3,717,712
Lodging and Casinos — 3.3%
Alliance Gaming Corp.
$313,132	Term Loan, 11.00%, Maturing September 4, 2009	$313,670
Ameristar Casinos, Inc.
250,000	Term Loan, 6.56%, Maturing November 10, 2012	251,875
Boyd Gaming Corp.
369,375	Term Loan, 5.86%, Maturing June 30, 2011	374,108
CCM Merger, Inc.
199,000	Term Loan, 6.49%, Maturing July 13, 2012	200,642
Globalcash Access, LLC
129,740	Term Loan, 6.64%, Maturing March 10, 2010	131,686
Isle of Capri Casinos, Inc.
391,050	Term Loan, 6.06%, Maturing February 4, 2011	395,449
Marina District Finance Co., Inc.
247,500	Term Loan, 6.14%, Maturing October 20, 2011	249,408

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Penn National Gaming, Inc.
$635,408	Term Loan, 6.05%, Maturing October 3, 2012	$643,797
Resorts International Holdings, LLC
288,189	Term Loan, 7.53%, Maturing April 26, 2012	289,540
Venetian Casino Resort, LLC
259,679	Term Loan, 6.28%, Maturing June 15, 2011	261,667
53,542	Term Loan, 6.78%, Maturing June 15, 2011	53,952
Wynn Las Vegas, LLC
100,000	Term Loan, 6.53%, Maturing December 14, 2011	101,167
		$3,266,961
Nonferrous Metals/Minerals — 1.7%
Alpha Natural Resources, LLC
$300,000	Term Loan, 6.32%, Maturing October 26, 2012	$302,375
Foundation Coal Corp.
285,106	Term Loan, 6.35%, Maturing July 30, 2011	289,898
ICG, LLC
18,600	Term Loan, 7.13%, Maturing November 5, 2010	18,693
International Mill Service, Inc.
248,748	Term Loan, 5.81%, Maturing December 31, 2010	251,236
Murray Energy Corp.
347,375	Term Loan, 7.39%, Maturing January 28, 2010	348,895
Novelis, Inc.
275,972	Term Loan, 6.01%, Maturing January 6, 2012	279,249
159,873	Term Loan, 6.95%, Maturing January 6, 2012	161,772
		$1,652,118
Oil and Gas — 2.7%
Citgo Petroleum Corp.
$500,000	Term Loan, 5.68%, Maturing November 15, 2012	$504,219
Dresser, Inc.
123,780	Term Loan, 6.28%, Maturing March 31, 2007	125,637
El Paso Corp.
409,750	Term Loan, 4.00%, Maturing November 23, 2009	411,600
260,925	Term Loan, 7.31%, Maturing November 23, 2009	262,411
Epco Holdings, Inc.
247,500	Term Loan, 6.52%, Maturing August 18, 2010	251,270
Targa Resources, Inc.
175,000	Term Loan, 6.83%, Maturing October 31, 2007	175,656
38,226	Term Loan, 4.40%, Maturing October 31, 2012	38,572
236,182	Term Loan, 6.64%, Maturing October 31, 2012	238,323
Universal Compression, Inc.
297,751	Term Loan, 6.03%, Maturing February 15, 2012	301,100
Williams Production RMT Co.
343,000	Term Loan, 6.62%, Maturing May 30, 2008	346,859
		$2,655,647

Principal Amount	Borrower/Tranche Description	Value
Publishing — 4.3%
American Media Operations, Inc.
$317,952	Term Loan, 6.28%, Maturing April 1, 2007	$320,204
Dex Media West, LLC
117,128	Term Loan, 6.05%, Maturing March 9, 2010	117,907
Endurance Business Media, Inc.
160,000	Term Loan, 6.62%, Maturing March 8, 2012	161,500
Herald Media, Inc.
296,807	Term Loan, 7.28%, Maturing July 22, 2011	298,662
Journal Register Co.
385,000	Term Loan, 5.69%, Maturing August 12, 2012	387,346
Liberty Group Operating, Inc.
250,000	Term Loan, 8.25%, Maturing February 28, 2012	252,422
Medianews Group, Inc.
407,491	Term Loan, 5.64%, Maturing August 25, 2010	408,680
Merrill Communications, LLC
197,547	Term Loan, 6.82%, Maturing July 30, 2009	199,152
Nebraska Book Co., Inc.
343,875	Term Loan, 6.52%, Maturing March 4, 2011	347,314
Newspaper Holdings, Inc.
300,000	Term Loan, 6.19%, Maturing August 24, 2012	302,063
R.H. Donnelley Corp.
12,851	Term Loan, 6.15%, Maturing December 31, 2009	12,911
443,868	Term Loan, 6.15%, Maturing June 30, 2011	446,536
Source Media, Inc.
91,176	Term Loan, 6.63%, Maturing January 30, 2006	92,259
SP Newsprint Co.
87,208	Term Loan, 6.43%, Maturing January 9, 2010	88,462
225,556	Term Loan, 6.43%, Maturing January 9, 2010	228,798
Sun Media Corp.
315,679	Term Loan, 6.81%, Maturing February 7, 2009	317,258
Xsys US, Inc.
132,027	Term Loan, 6.77%, Maturing December 31, 2012	133,182
134,855	Term Loan, 7.27%, Maturing December 31, 2013	136,710
		$4,251,366
Radio and Television — 3.3%
Adams Outdoor Advertising, L.P.
$310,265	Term Loan, 6.20%, Maturing November 18, 2012	$314,855
DirecTV Holdings, LLC
340,000	Term Loan, 5.87%, Maturing April 13, 2013	343,506
Emmis Operating Co.
200,383	Term Loan, 6.12%, Maturing November 10, 2011	201,579
Entravision Communications Corp.
250,000	Term Loan, 5.55%, Maturing September 29, 2013	251,875
Nexstar Broadcasting, Inc.
160,137	Term Loan, 6.28%, Maturing October 1, 2012	161,271
163,011	Term Loan, 6.28%, Maturing October 1, 2012	164,166

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
PanAmSat Corp.
$792,989	Term Loan, 6.49%, Maturing August 20, 2011	$803,298
Rainbow National Services, LLC
187,439	Term Loan, 9.02%, Maturing March 31, 2012	189,149
Raycom TV Broadcasting, Inc.
360,000	Term Loan, 6.44%, Maturing February 24, 2012	361,350
Spanish Broadcasting System
173,688	Term Loan, 6.53%, Maturing June 10, 2012	176,293
Young Broadcasting, Inc.
248,750	Term Loan, 6.70%, Maturing November 3, 2012	250,110
		$3,217,452
Rail Industries — 0.6%
Kansas City Southern Industries, Inc.
$344,768	Term Loan, 5.80%, Maturing March 30, 2008	$346,779
Railamerica, Inc.
28,922	Term Loan, 6.69%, Maturing September 29, 2011	29,386
244,663	Term Loan, 9.02%, Maturing September 29, 2011	248,588
		$624,753
Retailers (Except Food and Drug) — 3.1%
Advance Stores Company, Inc.
$94,643	Term Loan, 5.89%, Maturing September 30, 2010	$95,797
56,261	Term Loan, 5.91%, Maturing September 30, 2010	56,823
Alimentation Couche-Tard, Inc.
309,032	Term Loan, 6.19%, Maturing December 17, 2010	312,895
Coinmach Laundry Corp.
375,000	Term Loan, 6.38%, Maturing December 19, 2012(2)	380,625
Harbor Freight Tools USA, Inc.
228,723	Term Loan, 6.94%, Maturing July 15, 2010	231,182
Josten's Corp.
375,402	Term Loan, 6.80%, Maturing October 4, 2010	380,846
Oriental Trading Co., Inc.
216,325	Term Loan, 6.81%, Maturing August 4, 2010	217,677
Rent-A-Center, Inc.
298,460	Term Loan, 6.27%, Maturing June 30, 2010	301,818
Savers, Inc.
249,367	Term Loan, 7.53%, Maturing August 4, 2009	252,796
School Specialty, Inc.
550,000	Term Loan, 6.71%, Maturing September 29, 2012	550,000
Travelcenters of America, Inc.
300,000	Term Loan, 6.28%, Maturing November 30, 2008	303,375
		$3,083,834

Principal Amount	Borrower/Tranche Description	Value
Surface Transport — 0.2%
Sirva Worldwide, Inc.
$164,354	Term Loan, 8.16%, Maturing December 1, 2010	$157,780
		$157,780
Telecommunications — 4.5%
Alaska Communications Systems Holdings, Inc.
$300,000	Term Loan, 6.53%, Maturing February 11, 2012	$303,375
Cellular South, Inc.
249,367	Term Loan, 6.04%, Maturing May 4, 2011	252,484
Centennial Cellular Operating Co., LLC
320,833	Term Loan, 6.62%, Maturing February 9, 2011	325,119
Cincinnati Bell, Inc.
249,375	Term Loan, 5.90%, Maturing August 31, 2012	250,934
Consolidated Communications, Inc.
296,250	Term Loan, 5.93%, Maturing July 27, 2015	299,213
Fairpoint Communications, Inc.
340,000	Term Loan, 6.31%, Maturing February 8, 2012	341,403
Hawaiian Telcom Communications, Inc.
300,000	Term Loan, 6.78%, Maturing October 31, 2012	302,063
Intelsat, Ltd.
596,992	Term Loan, 5.81%, Maturing July 28, 2011	603,336
Iowa Telecommunications Services
450,000	Term Loan, 6.13%, Maturing November 23, 2011	454,711
Nextel Partners Operation Corp.
340,000	Term Loan, 5.91%, Maturing May 31, 2012	341,204
Qwest Corp.
100,000	Term Loan, 9.02%, Maturing June 4, 2007	102,488
Syniverse Holdings, Inc.
298,702	Term Loan, 6.28%, Maturing February 15, 2012	302,809
Triton PCS, Inc.
322,246	Term Loan, 7.64%, Maturing November 18, 2009	324,502
Valor Telecom Enterprise, LLC
203,000	Term Loan, 6.02%, Maturing February 14, 2012	204,063
		$4,407,704
Utilities — 2.8%
Allegheny Energy Supply Co., LLC
$484,812	Term Loan, 5.86%, Maturing March 8, 2011	$490,973
Cogentrix Delaware Holdings, Inc.
261,190	Term Loan, 6.28%, Maturing April 14, 2012	263,992
Covanta Energy Corp.
110,569	Term Loan, 6.02%, Maturing June 24, 2012	112,366
74,573	Term Loan, 7.51%, Maturing June 24, 2012	75,785

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
Energy Transfer Company, L.P.
$248,750	Term Loan, 7.44%, Maturing June 16, 2012	$249,714
NRG Energy, Inc.
177,528	Term Loan, 4.43%, Maturing December 24, 2011	178,268
223,536	Term Loan, 6.26%, Maturing December 24, 2011	224,468
Pike Electric, Inc.
185,220	Term Loan, 6.13%, Maturing July 1, 2012	187,535
Plains Resources, Inc.
299,250	Term Loan, 6.40%, Maturing July 23, 2010	302,430
Reliant Energy, Inc.
174,042	Term Loan, 6.09%, Maturing December 22, 2010	173,825
Texas Genco, LLC
142,592	Term Loan, 6.37%, Maturing December 14, 2011	143,060
344,355	Term Loan, 6.37%, Maturing December 14, 2011	345,485
		$2,747,901
Total Senior, Floating Rate Interests (identified cost $85,311,569)		$85,803,506
Floating Rate Notes — 0.7%
Principal Amount (000's omitted)	Security	Value
Radio and Television — 0.3%
Paxson Communications Corp., Variable Rate
$300	6.90%, 1/15/10(3)	$302,250
		$302,250
Telecommunications — 0.4%
Qwest Corp., Variable Rate
$300	7.741%, 6/15/13(3)	$325,125
Rogers Wireless, Inc., Variable Rate
93	7.616%, 12/15/10	96,487
		$421,612
Total Floating Rate Notes (identified cost $693,000)		$723,862

Short-Term Investments — 8.2%
Principal Amount	Maturity Date	Borrower	Rate	Amount
$1,906,000	01/04/06	Abbey National North America, LLC	4.33%	$1,905,312
1,653,000	01/03/06	General Electric Capital Corp.	4.20%	1,652,614
1,908,000	01/03/06	Investors Bank and Trust Company, Time Deposit	4.23%	1,908,000
1,039,000	01/06/06	Old Line Funding, LLC	4.35%	1,038,372
1,500,000	01/03/06	Yorktown Capital, LLC	4.35%	1,499,638

Total Short-Term Investments (at amortized cost)	$8,003,936
Total Investments — 96.3% (identified cost $94,008,505)	$94,531,304
Less Unfunded Loan Commitments — (0.5)%	$(521,866)
Net Investments — 95.8% (identified cost $93,486,639)	$94,009,438
Other Assets, Less Liabilities — 4.2%	$4,173,761
Net Assets — 100.0%	$98,183,199

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate value of the securities is $627,375 or 0.7% of the Fund's net assets.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $93,486,639)	$94,009,438
Cash	1,518,667
Receivable for investments sold	29,927
Receivable for Fund shares sold	2,403,424
Interest receivable	428,659
Prepaid expenses	3,507
Total assets	$98,393,622
Liabilities
Payable to affiliate for investment advisory fees	$46,387
Dividends payable	24,819
Payable to affiliate for administration fees	20,168
Payable for Fund shares redeemed	2,245
Payable to affiliate for Trustees' fees	1,930
Accrued expenses	114,874
Total liabilities	$210,423
Net Assets for 9,744,054 shares of beneficial interest outstanding	$98,183,199
Sources of Net Assets
Paid-in capital	$97,959,801
Accumulated net realized loss (computed on the basis of identified cost)	(321,514)
Accumulated undistributed net investment income	22,112
Net unrealized appreciation (computed on the basis of identified cost)	522,800
Total	$98,183,199
Net Asset Value, Offering Price and Redemption Price Per Share
($98,183,199 ÷ 9,744,054 shares of beneficial interest outstanding)	$10.08

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Interest	$4,668,937
Total investment income	$4,668,937
Expenses
Investment adviser fee	$508,858
Administration fee	221,243
Trustees' fees and expenses	7,116
Service fees	221,243
Custodian fee	96,621
Legal and accounting services	40,350
Transfer and dividend disbursing agent fees	10,902
Printing and postage	4,700
Registration fees	4,055
Miscellaneous	13,852
Total expenses	$1,128,940
Deduct — Reduction of custodian fee	$25,741
Total expense reductions	$25,741
Net expenses	$1,103,199
Net investment income	$3,565,738
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(233,885)
Net realized loss	$(233,885)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(9,239)
Net change in unrealized appreciation (depreciation)	$(9,239)
Net realized and unrealized loss	$(243,124)
Net increase in net assets from operations	$3,322,614

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$3,565,738	$1,621,678
Net realized loss from Investment transactions	(233,885)	(87,629)
Net change in unrealized appreciation (depreciation) from investments	(9,239)	278,521
Net increase in net assets from operations	$3,322,614	$1,812,570
Distributions to shareholders — From net investment income	$(3,564,220)	$(1,622,175)
Total distributions to shareholders	$(3,564,220)	$(1,622,175)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$37,756,714	$47,887,259
Net asset value of shares issued to shareholders in payment of distributions declared	3,471,078	1,622,162
Cost of shares redeemed	(17,786,686)	(20,128,267)
Net increase in net assets from Fund share transactions	$23,441,106	$29,381,154
Net increase in net assets	$23,199,500	$29,571,549
Net Assets
At beginning of year	$74,983,699	$45,412,150
At end of year	$98,183,199	$74,983,699
Accumulated undistributed net investment income included in net assets
At end of year	$22,112	$20,594

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2005(1)	2004(1)	2003	2002(1)	2001(1)(2)
Net asset value — Beginning of year	$10.100	$10.070	$10.000	$10.000	$10.000
Income (loss) from operations
Net investment income	$0.406	$0.257	$0.222	$0.031	$0.129
Net realized and unrealized gain (loss)	(0.024)	0.026	0.070	—	—
Total income from operations	$0.382	$0.283	$0.292	$0.031	$0.129
Less distributions
From net investment income	$(0.402)	$(0.253)	$(0.222)	$(0.031)	$(0.129)
Total distributions	$(0.402)	$(0.253)	$(0.222)	$(0.031)	$(0.129)
Net asset value — End of year	$10.080	$10.100	$10.070	$10.000	$10.000
Total Return(3)	3.86%	2.82%	2.93%	0.31%	1.29%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$98,183	$74,984	$45,412	$36,552	$15,789
Ratios (As a percentage of average daily net assets):
Net expenses	1.27%	1.27%	1.36%	1.47%	1.26	%(4)
Net expenses after custodian fee reduction	1.25%	1.26%	1.36%	1.47%	1.26	%(4)
Net investment income	4.03%	2.55%	2.18%	0.31%	1.37	%(4)
Portfolio Turnover	60%	61%	65%	0%	—

†  The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment gain per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.28	%(4)
Expenses after custodian fee reduction	1.28	%(4)
Net investment income	1.35	%(4)
Net investment income per share	$0.127

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 2, 2001, to December 31, 2001.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Annualized.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENT

1  Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a non-diversified series of Eaton Vance Variable Trust (the Trust). The Trust, which was organized under Massachusetts law on August 14, 2000, is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to provide a high level of current income by investing primarily in income producing floating rate loans. The Fund is made available only to separate accounts issued by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENT CONT'D

Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment.

B  Income — Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received are recognized as income over the expected term of the loan.

C  Income Taxes — The Fund has elected to be treated as a regulated investment company (RIC) for United States federal tax purposes. The Fund's policy is to comply with the provisions of Section 817-(h) of the Internal Revenue Code regarding Variable Trusts. No provision is made by the Fund for federal or state taxes on any taxable income of the Fund because each separate account in the Fund is ultimately responsible for the payment of any taxes. The Fund will distribute at least annually all of the Fund's net investment income and net realized capital gains, if any. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $296,534, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover expires on December 31, 2012, $48,462 and December 31, 2013, $248,072. Additionally, at December 31, 2005, the Fund had a net capital loss of $24,980 attributable to security transactions incurred after October 31, 2005. This capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders and indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

I  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions of net income are paid monthly. Distributions are paid in the form of additional shares unless an election is made on behalf of a separate account to receive some or all of the distribution in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENT CONT'D

financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2004 and December 31, 2005 was as follows:

	Year Ended December 31,
	2005	2004
Distributions declared from:
Ordinary income	$3,564,220	$1,622,175

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$46,931
Capital loss carryforwards	$(296,534)
Unrealized Appreciation	$522,800
Other temporary differences	$(49,799)

3  Shares of Beneficial Interest

The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 2005, separate accounts of two insurance companies each owned more than 10% of the Fund's shares outstanding aggregating 99% of the Fund's shares outstanding. Transactions in Fund shares were as follows:

	Year Ended December 31,
	2005	2004
Sales	3,739,600	4,745,774
Issued to shareholders electing to receive payments of distributions in Fund shares	343,954	160,700
Redemptions	(1,762,104)	(1,994,161)
Net increase	2,321,450	2,912,313

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at the monthly rate of 0.575% per annum of the average daily net assets up to $1 billion, and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 2005, the fee amounted to $508,858. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

The Fund is authorized to pay EVM a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2005, the fee amounted to $221,243.

Certain officers and Trustees of the Fund are officers of the above organizations.

5  Service Fees

The Fund has adopted a service plan that allows the Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts, which will be equal to 0.25% (annualized) of daily average net assets. Service fee payments for the year ended December 31, 2005 amounted to $221,243.

6  Purchases and Sales of Investments

The Fund invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments of Senior Loans for the year ended December 31, 2005 aggregated $62,906,505 and $46,730,462, respectively.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and affiliates in a $500 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above LIBOR. In addition, a fee

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENT CONT'D

computed at an annual rate of 0.09% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any borrowings or allocated fees during the year ended December 31, 2005.

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in the value of the investments owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$93,486,639
Gross unrealized appreciation	$572,141
Gross unrealized depreciation	(49,341)
Net unrealized appreciation	$522,800

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:

We have audited the accompanying statement of assets and liabilities, of Eaton Vance VT Floating-Rate Income Fund (the Fund), one of the series constituting Eaton Vance Variable Trust, including the portfolio of investments as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the four years ended December 31, 2005 and for the period from the start of business, May 2, 2001, to December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of December 31, 2005, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance VT Floating-Rate Income Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the four years ended December 31, 2005 and for the period from the start of business, May 2, 2001, to December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2006

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance VT Floating-Rate Income Fund (the "Fund") and its investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the Fund's advisory fees with those of comparable funds;

•  An independent report comparing the Fund's expense ratio to those of comparable funds;

•  Information regarding the Fund's investment performance in comparison to a relevant peer group of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  The investment adviser's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets (including the valuation of senior loan portfolios) and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The investment adviser's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services describe herein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee considered the investment adviser's experience in managing senior loan portfolios. The Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the Fund investment advisory agreement, including 4 portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of information with respect to the Fund's investment performance, the Special Committee concluded that the performance of the Fund was within a range that the Special Committee determined was competitive on a risk-adjusted basis. With respect to its review of investment advisory fees, the Special

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee concluded that such fees are within the range of those paid by comparable funds within the variable insurance product sector. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund and the specialized investment profile of the Fund, the expense ratio of the Fund is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the profits of Eaton Vance and it affiliates in providing investment management services for the Fund and for all Eaton Vance funds as a group. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates for providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and their financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser of the Fund appears to be realizing benefits from economies of scale in managing the Fund, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and President	Since 2000	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Chairman and Chief Exectuive Officer of EVC; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 2000 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 2000	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed Advisors LLC. Officer of 3 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2000	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser and Administrator of Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance VT Floating-Rate Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1939-2/06  VTFRHSRC

Annual Report December 31, 2005

EATON VANCE

VT

WORLDWIDE

HEALTH

SCIENCES

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

•                  For the year ended December 31, 2005, the Fund’s shares had a total return of 7.03%.(1) This return was the result of an increase in net asset value to $12.03 on December 31, 2005, from $11.24 on December 31, 2004.

•                  The Fund underperformed its peer group, the Lipper Health/Biotechnology Fund Classification, which had an average return of 9.33%, but outperformed the 4.91% return of its primary benchmark, the S&P 500 Index. The Fund also outperperformed its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Pharmaceuticals and Biotechnology USD Index, which returned 6.06% during the same period.(2)

Management Discussion

•                  The 12-month period ending December 31, 2005, was split between a difficult first six months, followed by a strong recovery in the second half of the period. Pharmaceutical shares led health care stocks during the first half of the year, showing slightly positive returns at mid-year. Returns in the biotechnology sector were relatively flat, primarily due to a sharp drop in new product introductions, and smaller, emerging biotech stocks generally had negative results for the first six months of the year.

•                  In the second half of the period, the biotech sector recovered, with emerging biotech stocks leading the sector’s performance. Several factors drove returns. First, there was a flood of acquisitions of small biotech companies. Second, large pharmaceutical companies received a boost from a positive FDA meeting on Cox (2) inhibitors — a new class of nonsteroidal anti-inflam- matory drugs designed to have fewer side effects. Third, in April, a large, well-known pharmaceutical firm forecasted better-than-expected double-digit earnings growth through 2008, which bolstered the sector in the second half. And finally, an established biotechnology firm saw an increase in revenues from a colon cancer drug, which was also shown to be useful in clinical trials, and this positive news also helped improve sentiment for the industry as a whole.

•                  With nearly half of the Fund’s assets in biotechnology shares, the “biotech bear market” in the first half of the period hurt the Fund’s overall returns. However, biotech stocks rallied strongly in the latter six months of the year, helping the Fund to outperform its Lipper peer group average and the market indexes during the second half of the period.

•                  Three key holdings were responsible for most of the Fund’s underperformance of its Lipper peer group average during the period. One company, which had been working on a treatment for multiple sclerosis, withdrew that product (the Fund no longer holds this stock). A second company, which specializes in osteoporosis and central nervous system disorders, had a delay in a significant product approval, which caused its shares to decline. And finally, a company that develops oncology-related products had disappointing sales during the first year of an approved drug. Management remained committed to these latter two stocks at period end. The Fund’s holdings in pharma- ceutical and established biotech stocks performed well throughout the year, helping offset the biotech decline during the first half. A few key holdings in the Fund, acquired late in the period, experienced price increases and contributed significantly to the Fund’s performance.

•                  Throughout the year, the Fund continued to focus on companies believed to possess significant new product launch potential from recently launched (or soon to launch) therapeutics. During periods of weakness, management sought to take advantage of lower prices in certain drug development companies by adding to positions believed to have near-term catalysts that could spur revenue growth.

(1)          There is no sales charge. Insurance-related charges are not included in calculations of returns. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

(2)          It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The S&P 500 Index is a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance. The Morgan Stanley Capital International (MSCI) World Pharmaceuticals and Biotechnology USD Index is an unmanaged global index of common stocks in the pharmaceutical and biotechnology industries.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

2

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance, and the Morgan Stanley Capital International (MSCI) World Pharmaceuticals and Biotechnology USD Index, an unmanaged index of global pharmaceutical and biotechnology stocks denominated in U.S. dollars. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Fund shares and the S&P 500 Index and MSCI World Pharmaceuticals and Biotechnology USD Index. Fund returns are presented at net asset value. The performance presented below does not reflect the deduction insurance-related charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)

Average Annual Total Returns at net asset value

One Year	7.03%
Life of Fund†	4.04

†Inception Date – 5/2/01

(1)          The Fund has no sales charge. Returns do not include insurance-related charges.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

* Source: Thomson Financial. Investment operations commenced 5/2/01. The chart uses closest month-end after inception.

The performance chart above compares the Fund’s total return with that of broad based securities market Indexes. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance, and the Morgan Stanley Capital International (MSCI) World Pharmaceuticals and Biotechnology USD Index, an unmanaged index of global pharmaceutical and biotechnology stocks denominated in U.S. dollars. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The graph and performance table do not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indexes’ total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. Indexes are unmanaged and it is not possible to invest directly in an Index. Index performance is available as of month-end only.

3

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

PORTFOLIO INFORMATION

Sector Distribution†

As a percentage of the Fund’s net assets

Regional Distribution†

As a percentage of the Fund’s net assets

† As of December 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Top Ten Common Stock Holdings*

As a percentage of the Fund’s net assets

Novartis	7.59%
Amgen Inc.	7.27
Genentech Inc	6.39
Medimmune Inc.	5.81
Genzyme Corp	4.89
Takeda Pharmaceutical Co Ltd.	4.73
Schering-Plough Corporation	4.39
Chugai Pharmaceutical Co Ltd	4.31
Serono SA	4.10
Astellas Pharma	3.92

* Top Ten Holdings represented 53.4% of total net assets as of December 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

4

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 – December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Worldwide Health Sciences Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)

Actual
	$1,000.00	$1,132.80	$9.46

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,016.30	$8.94

*            Expenses are equal to the Fund’s annualized expense ratio of 1.76% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005. Returns do not include insurance-related charges.

5

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.78%
Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe — 15.05%(1)
Altana AG	18,000	$972,589	3.36%
Novartis AG	42,000	2,196,382	7.59%
Serono SA, Class B	1,500	1,187,632	4.10%
		$4,356,603	15.05%
Major Capitalization-Far East — 12.96%(1)
Astellas Pharma, Inc.	29,090	$1,135,960	3.92%
Chugai Pharmaceuticals Co., Ltd.	58,000	1,246,936	4.31%
Takeda Pharmaceutical Co., Ltd.	25,300	1,369,750	4.73%
		$3,752,646	12.96%
Major Capitalization-North America — 38.74%(1)
Amgen, Inc.(3)	26,700	$2,105,562	7.27%
Genentech, Inc.(3)	20,000	1,850,000	6.39%
Genzyme Corp.(3)	20,000	1,415,600	4.89%
Lilly (Eli) & Co.	19,400	1,097,846	3.79%
Medimmune, Inc.(3)	48,000	1,680,960	5.81%
Pfizer, Inc.	34,500	804,540	2.78%
Schering-Plough Corp.	61,000	1,271,850	4.39%
Wyeth	21,500	990,505	3.42%
		$11,216,863	38.74%
Specialty Capitalization-Europe — 2.18%(2)
Acambis plc(3)	64,000	$226,967	0.78%
Berna Biotech AG(3)	34,000	403,733	1.40%
		$630,700	2.18%
Specialty Capitalization-North America — 28.85%(2)
Abgenix, Inc.(3)	43,000	$924,930	3.20%
Affymetrix, Inc.(3)	20,000	955,000	3.30%
Enzon Pharmaceuticals, Inc.(3)	32,000	236,800	0.82%
Exelixis, Inc.(3)	45,000	423,900	1.47%
Gen-Probe, Inc.(3)	22,500	1,097,775	3.79%
ICOS Corp.(3)	30,000	828,900	2.86%
Ligand Pharmaceuticals, Inc., Class B(3)	42,000	468,300	1.62%
Millennium Pharmaceuticals, Inc.(3)	84,000	814,800	2.82%
NPS Pharmaceuticals, Inc.(3)	34,800	412,032	1.42%

Security	Shares	Value	Percentage of Net Assets
Specialty Capitalization-North America (continued)
OSI Pharmaceuticals, Inc.(3)	22,000	$616,880	2.13%
Savient Pharmaceuticals, Inc.(3)	44,300	165,682	0.57%
Tanox, Inc.(3)	30,000	491,100	1.70%
Vertex Pharmaceuticals, Inc.(3)	33,000	913,110	3.15%
		$8,349,209	28.85%
Total Common Stocks (identified cost $23,499,241)		$28,306,021
Commercial Paper — 0.55%
Security	Principal Amount (000's omitted)	Value	Percentage of Net Assets
General Electric Capital Corp., 4.20%, 1/3/06	$158	$157,963	0.55%
Total Commercial Paper (at amortized cost, $157,963)		$157,963
Short-Term Investments — 1.96%
Security	Principal Amount (000's omitted)	Value	Percentage of Net Assets
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$568	$568,000	1.96%
Total Short-Term Investments (at amortized cost, $568,000)		$568,000
Total Investments (identified cost $24,225,204)		$29,031,984	100.29%
Other Assets, Less Liabilities		$(83,352)	(0.29)%
Net Assets		$28,948,632	100.00%

(1)  Major capitalization is defined as market value of $5 billion or more.

(2)  Specialty capitalization is defined as market value of less than $5 billion.

(3)  Non-income producing security.

See notes to financial statements

6

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	70.10%	$20,292,035
Switzerland	13.09	3,787,747
Japan	12.96	3,752,646
Germany	3.36	972,589
United Kingdom	0.78	226,967

See notes to financial statements

7

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $24,225,204)	$29,031,984
Cash	473
Receivable for Fund shares sold	1,146
Dividends and interest receivable	5,634
Tax reclaim receivable	14,720
Total assets	$29,053,957
Liabilities
Payable for Fund shares redeemed	$34,725
Payable to affiliate for investment advisory fees	23,550
Payable to affiliate for service fees	17,828
Payable to affiliate for administration fees	6,126
Payable to affiliate for Trustees' fees	482
Accrued expenses	22,614
Total liabilities	$105,325
Net Assets for 2,406,512 shares of beneficial interest outstanding	$28,948,632
Sources of Net Assets
Paid-in capital	$24,305,949
Accumulated net realized loss (computed on the basis of identified cost)	(162,723)
Net unrealized appreciation (computed on the basis of identified cost)	4,805,406
Total	$28,948,632
Net Asset Value, Offering Price and Redemption Price Per Share
($28,948,632 ÷ 2,406,512 shares of beneficial interest outstanding)	$12.03

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends (net of foreign taxes, $13,833)	$198,645
Interest	48,469
Total investment income	$247,114
Expenses
Investment adviser fee	$247,484
Administration fee	68,377
Trustees' fees and expenses	1,736
Service fees	68,377
Custodian fee	42,251
Legal and accounting services	26,168
Transfer and dividend disbursing agent fees	12,033
Registration fees	300
Miscellaneous	4,013
Total expenses	$470,739
Deduct — Reduction of investment adviser fee	$143
Total expense reductions	$143
Net expenses	$470,596
Net investment loss	$(223,482)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(80,818)
Foreign currency transactions	(3,064)
Net realized loss	$(83,882)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$2,264,223
Foreign currency	(2,066)
Net change in unrealized appreciation (depreciation)	$2,262,157
Net realized and unrealized gain	$2,178,275
Net increase in net assets from operations	$1,954,793

See notes to financial statements

8

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment loss	$(223,482)	$(316,802)
Net realized gain (loss) from investment and foreign currency transactions	(83,882)	1,165,560
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,262,157	666,034
Net increase in net assets from operations	$1,954,793	$1,514,792
Transactions in shares of beneficial interest — Proceeds from sale of shares	$4,082,618	$7,695,207
Cost of shares redeemed	(5,296,792)	(5,286,085)
Net increase (decrease) in net assets from Fund share transactions	$(1,214,174)	$2,409,122
Net increase in net assets	$740,619	$3,923,914
Net Assets
At beginning of year	$28,208,013	$24,284,099
At end of year	$28,948,632	$28,208,013

See notes to financial statements

9

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2005(1)		2004(1)	2003(1)	2002(1)		2001(1)(2)
Net asset value — Beginning of year	$11.240		$10.580	$8.140	$11.590		$10.000
Income (loss) from operations
Net investment loss	$(0.090)		$(0.127)	$(0.141)	$(0.150)		$(0.213)
Net realized and unrealized gain (loss)	0.880		0.787	2.581	(3.300)		1.803
Total income (loss) from operations	$0.790		$0.660	$2.440	$(3.450)		$1.590
Net asset value — End of year	$12.030		$11.240	$10.580	$8.140		$11.590
Total Return(3)	7.03%		6.24%	29.98%	(29.77)%		15.90%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$28,949		$28,208	$24,284	$13,086		$7,874
Ratios (As a percentage of average daily net assets):
Expenses	1.72	%†	1.88%	2.19%	2.50%		3.80	%(4)
Expenses after custodian fee reduction	1.72	%†	1.88%	2.19%	2.50%		3.80	%(4)
Net investment loss	(0.82	)%†	(1.18)%	(1.48)%	(1.70)%		(2.90	)%(4)
Portfolio Turnover	14%		21%	29%	0	%(5)	0	%(5)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)  Net investment loss was computed using average shares outstanding.

(2)  For the period from the start of business, May 2, 2001, to December 31, 2001.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Annualized.

(5)  Portfolio turnover is less than 1%.

See notes to financial statements

10

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Fund is made available only to separate accounts issued by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes had a capital loss carryover of $147,673 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire December 31, 2011 ($66,856) and December 31, 2013 ($80,817).

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

11

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

For the year ended December 31, 2005, there were no credit balances used to reduce the Fund's custodian fee.

E  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

J  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distribution in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended December 31, 2005, paid-in-capital was decreased by $226,547, accumulated net investment loss was decreased by $223,482, and accumulated net realized loss was decreased by $3,065 primarily due to differences between book and tax policies for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital Loss carryforwards:	$(147,673)

The temporary differences between book and tax basis distributable earnings (accumulated losses) are due to wash sales.

12

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Shares of Beneficial Interest

The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 2005, separate accounts of two insurance companies owned 50% and 43%, respectively, of the Fund's shares outstanding. Transactions in Fund shares were as follows:

	Year Ended December 31,
	2005	2004
Sales	374,847	711,324
Redemptions	(477,399)	(497,128)
Net increase (decrease)	(102,552)	214,196

4  Investment Adviser Fee and Other Transactions with Affiliates

Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Fund. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, and 0.70% of the next $500 million in average net assets. The fee rate declines for net assets of $1 billion and greater. In addition, effective May 1, 2002, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor's Index over specified periods. For the year ended December 31, 2005, the fee was equivalent to 0.90% of the Fund's average daily net assets and amounted to $247,484.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the year ended December 31, 2005, the Investment Adviser waived $143 of its advisory fee.

Under an Administration Agreement between the Fund and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Fund. EVM earns a monthly fee at the annual rate of 0.25% of average daily net assets. For the year ended December 31, 2005, the administration fee was 0.25% of average net assets and amounted to $68,377.

Except for Trustees of the Fund who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser and administration fees. Certain officers and Trustees of the Fund are officers of the above organizations.

5  Service Fees

The Fund has adopted a service plan that allows the Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts, which is equal to 0.25% of daily average net assets. Service fees for the year ended December 31, 2005 amounted to $68,377.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,792,746 and $4,941,704 respectively, for the year ended December 31, 2005.

13

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

9  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities of the Fund at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$24,240,254
Gross unrealized appreciation	$7,269,566
Gross unrealized depreciation	(2,477,836)
Net unrealized appreciation	$4,791,730

The net unrealized depreciation on foreign currency was $1,374 at December 31, 2005.

14

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance VT Worldwide Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance VT Worldwide Health Sciences Fund, a series of Eaton Vance Variable Trust, (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2006

15

VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance VT Worldwide Health Sciences Fund (the "Fund") and its investment adviser, Orbimed Advisers LLC, provides that the agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the Fund's advisory fees with those of comparable funds;

•  An independent report comparing the Fund's expense ratio to those of comparable funds;

•  Information regarding the Fund's investment performance in comparison to a relevant peer group of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  The investment adviser's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  The investment adviser's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by the investment adviser on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services describe herein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee considered the investment adviser's experience in managing health sciences portfolios. The Special Committee noted the experience of the 21 professional and 9 support staff including portfolio managers, traders and analysts who would provide services under the investment advisory agreement. Several of these individuals hold advanced degrees in science and medicine and have worked in the healthcare industry. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of information with respect to the Fund's investment performance, the Special Committee concluded that the performance of the Fund was acceptable, given the long-term performance record of the investment adviser and the prospects for improved performance of the Fund. With respect to its review of

16

VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

investment advisory fees, the Special Committee concluded that such fees are reasonable in light of the long-term performance record achieved by the Fund's investment adviser in managing assets using the Fund's strategy. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund and the specialized investment profile of the Fund, the expense ratio of the Fund is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Fund, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Fund may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Fund. The Special Committee also reviewed the level of profits of Eaton Vance Management and its affiliates for providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and their financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser of the Fund appears to be realizing benefits from economies of scale in managing the Fund, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

17

Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and President	Since 2000	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 2000 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

18

Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 2000	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	161	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed Advisors LLC. Officer of 3 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2000	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

19

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Administrator of Eaton Vance VT Worldwide Health Sciences Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Adviser of Eaton Vance VT Worldwide Health Sciences Fund
OrbiMed Advisors LLC

767 3rd Avenue

New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance VT Worldwide Health Sciences Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

  VTHSSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended December 31, 2004, and December 31, 2005 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance VT Floating-Rate Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$23,880	$25,565

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,100	$6,405

All Other Fees(3)	$0	$0

Total	$29,980	$31,970

Eaton Vance VT Worldwide Health Sciences Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$21,650	$22,900

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$2,925	$3,100

All Other Fees(3)	$0	$0

Total	$24,575	$26,000

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

During each of the fiscal years ended December 31, 2004 and December 31, 2005, $35,000 was billed by D&T, the principal accountant to certain Series of the Trust for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the last two fiscal years of the registrant; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the last two fiscal years of the registrant.

	12/31/04		12/31/05
Fiscal Years Ended	PwC	D&T	PwC	D&T

Registrant	$2,925	$6,100	$3,100	$6,405

Eaton Vance(1)	$84,490	$334,713	$61,422	$179,500

Total	$87,415	$340,813	$64,522	$185,905

(1)                                  The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Variable Trust

By:	/s/ James B. Hawkes
James B. Hawkes
President

Date:	February 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 15, 2006

By:	/s/ James B. Hawkes
James B. Hawkes
President

Date:	February 15, 2006